SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	August 10, 2006
GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
GE Commercial Distribution Finance Corporation

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)
Delaware

(State or Other Jurisdiction of Incorporation

333-130782	20-1060484 (CDF Funding, Inc.)

(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192

(Address of Principal Executive Offices)	(Zip Code)
(847) 747-6800

(Registrant’s Telephone Number, Including Area Code)
No Change

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01 Entry into a Material Definitive Agreement
     The following material definitive agreements and amendments to material definitive agreements were entered into:
     1. Underwriting Agreement, dated August 1, 2006 (“Underwriting Agreement”), among CDF Funding, Inc., General Electric Capital Corporation (“GE Capital”), Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.
     2. Terms Agreement (Series 2006-3), dated August 1, 2006 (“2006-3 Terms Agreement”), among CDF Funding, Inc., GE Capital, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.
     3. Series 2006-3 Indenture Supplement, dated as of August 10, 2006 (“Series 2006-3 Supplement”), between GE Dealer Floorplan Master Note Trust (the “Trust”) and Wilmington Trust Company, as indenture trustee (the “Indenture Trustee”).
     4. Amended and Restated Sub-Servicing Agreement, dated as of August 10, 2006 (“Amended and Restated Sub-Servicing Agreement”), between GE Capital and GE Commercial Distribution Finance Corporation (“GE CDF”).
     5. Amendment No. 2 to Receivables Sale Agreement, dated as of August 10, 2006 (“Amendment No. 2 to RSA”), among GE CDF, GE Capital, Brunswick Acceptance Company, LLC (“BAC”) and CDF Funding, Inc.
     6. Supplement No. 4 to Master Indenture, dated as of August 10, 2006 (“Supplement No. 4 to Master Indenture”), between the Trust and the Indenture Trustee.
     7. Amended and Restated Intercreditor Agreement, dated as of August 10, 2006 (“Amended and Restated Intercreditor Agreement”), among the Trust, GE Capital, BAC, GE CDF and the Indenture Trustee.
     8. Amendment No. 2 to Receivables Purchase and Contribution Agreement, dated as of August 10, 2006 (“Amendment No. 2 to RPCA”), between CDF Funding, Inc. and the Trust.
     9. Amendment No. 1 to Amended and Restated Servicing Agreement, dated as of August 10, 2006 (“Amendment No. 1 to Amended and Restated Servicing Agreement”), between GE Capital and the Trust.
Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Document Description
1.1	Underwriting Agreement
1.2	2006-3 Terms Agreement
4.1	Series 2006-3 Supplement
4.2	Amended and Restated Sub-Servicing Agreement
4.3	Amendment No. 2 to RSA
4.4	Supplement No. 4 to Master Indenture
4.5	Amended and Restated Intercreditor Agreement
4.6	Amendment No. 2 to RPCA
4.7	Amendment No. 1 to Amended and Restated Servicing Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC. (Registrant)
Dated: August 11, 2006	By:	/s/ Fred Robustelli
		Name:	Fred Robustelli
		Title:	Vice President